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                                                                    Exhibit 99.2
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                           CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2002 (the "Report") by LoJack Corporation (the "Company"), I, Keith E. Farris, as the Vice President (Finance) and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     o    the Report fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              /s/ Keith E. Farris
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                                              Keith E. Farris
                                              Vice President (Finance) and Chief
                                                Financial Officer